FIELDPOINT PETROLEUM CORPORATION
1703 Edelweiss Drive
Cedar Park, TX 78613

_____________________________________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 21, 2005

TO OUR SHAREHOLDERS:

       NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of FieldPoint Petroleum Corporation will be held on Friday, October 21, 2005 at 11:00 a.m., at 4207 River Place Blvd., Austin, Texas 78730, to consider and vote on the following matters as described in this notice and the accompanying Proxy Statement:
1.	To elect five directors to hold office until the next annual meeting of Shareholders or until their successors have been duly elected and qualified.

2.	To ratify the selection of Hein & Associates LLP as the Company's independent auditors for the current fiscal year ending December 31, 2005.

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

       The Board of Directors has fixed the close of business on September 16, 2004 as the record date for determination of Shareholders entitled to vote at the Meeting or any adjournments thereof, and only Shareholders of record at the close of business on that date will be entitled to vote. At the Record Date, 7,930,175 shares of common stock were issued and outstanding. A list of Shareholders entitled to vote at the meeting will be available for inspection at the principal executive offices of the Company located at 1703 Edelweiss Drive, Cedar Park, Texas 78613.

       The approximate date on which this Proxy Statement is first being mailed to Shareholders is September 23, 2005. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to the Company by delivering another proxy bearing a later date any time prior to the meeting. Mere attendance at the Meeting will not revoke the proxy, but a Shareholder present at the Meeting may revoke his or her proxy and vote in person. Any duly executed proxy on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote for the nominees and all Proposals. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Meeting.

       To assure representation at the Meeting, Shareholders are urged to sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any Shareholder attending the Meeting may vote in person even if he or she previously returned a proxy.
By Order of the Board of Directors

FIELDPOINT PETROLEUM CORPORATION
1703 Edelweiss Dr.
Cedar Park, TX 78613

______________________________________________________________________________________________
PROXY STATEMENT
For Annual Meeting of Shareholders
To Be Held October 21 2005
_______________________________________________________________________________________________

Solicitation of Proxies:

          This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of FieldPoint Petroleum Corporation (the "Company") to be voted at the annual meeting of shareholders (the "Meeting") to be held at 4207 River Place Blvd Austin, Texas 78730 on Friday, October 21, 2005 at 11:00 a.m., Central daylight savings time and at any adjournments thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about September 23, 2005.

          At the Meeting, the shareholders will be asked to consider and vote upon: (i) a proposal to elect five (5) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 2006; (ii) ratify the selection of Hein & Associates, LLP as the Company's independent auditors for the current fiscal year ending December 31, 2005; (iii) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Board of Directors unanimously recommends that the shareholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

Record Date and Outstanding Shares:

          The Board of Directors has fixed the close of business on September 16, 2005, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On September 16, 2005, there were outstanding 7,930,175 shares of common stock, $ .01 par value held by shareholders entitled to vote at the meeting.

Voting Proxies:

          A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

          A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

          Quorum:          The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

          Required Vote:          At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of Common Stock have the right to elect five (5) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election. All other matters to be approved will require that there are more votes in favor of the proposal than against.

          Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting, nor will such abstentions and broker non-votes be counted toward determining a quorum.

          Votes by Directors, Officers, and Affiliates:          At the Record Date, directors, officers, and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 3,536,498 shares of Common Stock, or 44.6% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

          Solicitation of Proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

          Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to beneficial ownership of our common stock by:
*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers;
*	each of our directors and director nominees; and
*	all executive officers and directors as a group.

        The table shows the number of shares owned as of September 20, 2005 and the percentage of outstanding common stock owned as of September 20, 2005. Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
Name and Address(2)	Number of Shares	Percent Owned(1)

Ray D. Reaves	3,265,000(3)	40.2%
Mel Slater	451,498(4)	5.7%
Roger D. Bryant	50,000(5)	*
Dan Robinson(6)	100,000	1.2%
Karl Reimer(6)	100,000	1.2%
All Officers and Directors as a Group (5 persons)	3,966,498	47.4%

_________________________________________________
*      indicates less than 1%

(1)      The percentages shown are calculated based upon 7,930,175 shares of common stock outstanding at September 20, 2005. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Proxy Statement upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2)      Unless otherwise stated, the beneficial owner's address is 1703 Edelweiss Drive, Cedar Park, Texas 78613.

(3)      Includes 160,000 shares held by Bass Petroleum, Inc., of which Mr. Reaves is the sole director and executive officer. Includes an option to purchase 200,000 shares of common stock.

(4)      Includes an option to purchase 130,000 shares of common stock.

(5)      Includes an option to purchase 50,000 shares of common stock.

(6)      Includes options to purchase 100,000 shares of common stock.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

          The Company's bylaws provide that the Board of Directors will consist of three (3) and no more than nine (9) members. The Board of Directors of the Company presently consists of five (5) members. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold office provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the five persons named in the table below, each of who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee(s) name in Proposal 1 of the proxy card.

          Directors are elected by the plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

          Messrs. Bryant, Reimers, Robinson and Slater are "non-executive" directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company,

          Nominees for Election at the Meeting:
Name	Age	Present Position with the Company

Ray D. Reaves	43	Director, Chairman, President, CEO and CFO

Karl W. Reimers	63	Director

Roger D. Bryant	62	Director

Dan Robinson	57	Director

Mel Slater	61	Director

          Certain biographical information regarding the directors is listed below.

          Mr. Reaves, age 43, has been Chairman, Chief Executive Officer, President, and Chief Financial Officer of the Company since May 22, 1997. Mr. Reaves has also served as Chairman, Chief Executive Officer, Chief Financial Officer and Director of Bass Petroleum, Inc., from October 1989 to the present. He has 18 years experience in the oil and gas industry. He began his career in 1987, with North American Oil and Gas. Subsequently, in 1989 he purchased an interest in 10 of their wells and formed Bass Petroleum, Inc. Under Mr. Reaves management in the years that followed, Bass Petroleum, Inc., gained majority control of the 10 original wells and acquired interest in another 60 wells. In 1998, Bass Petroleum merged with Energy Production Corporation and as a result, FieldPoint Petroleum Corporation was born.

          Mr. Bryant, age 62, has been a Director of the Company since July 1007. Since July 2004 Mr. Bryant has served as Chief Operating Officer of Electric and Gas Technology, Inc., a manufacturer of instrumentation for the natural gas industry as well as a contract manufacturer. From November 2002 until July 2004, Mr. Bryant served as Chief Executive Officer of Ibex Telecom, a provider of international telecommunications services. From September 2001 until November 2002 Mr. Bryant served as Chief Executive Officer of International Gateway Exchange, a provider of unique Electronic Funds Transfer services. From November 1994 to November 2001, Mr. Bryant was President and Chief Executive of Dial-Thru International, Inc. a provider of international telecommunications services. Mr. Bryant has previously served as President of Network Data Corp. a developer of POS systems for the retail petroleum industry, as President of Dresser Industries, Inc. Wayne Division (a leading international manufacturer of fuel dispensing equipment), as President of Schlumberger Limited, Retail Petroleum Systems Division, USA(a division of Schlumberger Corporation).

          Mr. Reimers, age 63, has been as President and CFO of B.A.G. Corp. from 1993 to present. He served as Vice President CFO of Supreme Beef Company from 1989 to 1993 he also served as Vice President of Accounting for OKC Corp. a NYSE listed oil and gas company from 1975 to 1989. He was employed by Peat, Marwick, Mitchell, Certified Public Accountants from 1973 to 1975, he has a MBA from the University of Texas at Arlington.

          Mr. Robinson, age 57, has held the position of President and Chief Executive Officer of Placid Refining Company LLC from December to present. Prior to his current position, he served in many capacities with Placid Oil Company beginning in March 1975, including the roles of Project Engineer, Manager of Refinery Operations, Assistant Secretary, Assistant Treasurer, Secretary, and Treasurer. Before beginning his 30 year oil and gas career he was briefly employed as a commercial credit analyst at First National Bank in Dallas. Mr. Robinson received a BS degree in Mechanical Engineering in 1971 and an MBA degree in Finance in 1973, both from the University of Wisconsin. He currently sits on the Board of Directors of the National Petrochemical and Refiners Association.

          Mel Slater, age 61, has been President of National ICT Australia from October 2003 to present. Dr. Slater spent more that 25 years with leading technology firms including Gemplus and Motorola. At Motorola, he served in a number of positions including Vice President and General Manager, Global Software Group Americas, Vice President and Director of Motorola's Arizona Technology Laboratories, Design Technology Laboratories and as Motorola's Corporate Director of Software. Over the course of his career Dr. Slater has managed operations in over ten countries. Dr. Slater is actively committed to education having served as a member of the EECS Engineering Advisory Board at the University of California at Berkeley and as a member of the Engineering Advisory Board at the University of Illinois.

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        Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2006 or until a successor is duly elected and qualified.

        No family relationship exists between any director or executive officer.

        Except as disclosed above, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        Except as set forth above, during the last five (5) years, no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

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 Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all Section 16(a) filing requirements applicable to its directors, officers and more than 10 percent beneficial owners were met, except that Mr. Slater failed to file one report covering two transactions in a timely fashion, and Mr. Bryant failed to file one report covering two transactions in a timely fashion.

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Certain Relationships with Related Parties

          The Company leases office space from its majority shareholder. The lease requires monthly payments of $2,500 on a month to month basis.
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Meetings and Committees of the board of Directors

          a.          Meetings of the Board of Directors

          During the fiscal year ended December 31, 2004, two meetings of the Board of Directors were held, including regularly scheduled and special meetings, each of which were attended by all of the Directors. Outside Directors receive $500 per meeting and were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director. Directors received a grant of options to purchase 100,000 shares of common stock at the date of their appointment and could receive an additional grant of options to purchase shares of common stock , as long as they continue to serve as directors.

          b.          Committees

          The board appoints committees to help carry out its duties. In particular, board committee's work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

          During the fiscal year ended December 31, 2004, the Board had appointed the following committees:

Audit Committee

          The audit committee is currently composed of the following directors:

Karl W. Reimers, Chairman
Dan Robinson
Roger D. Bryant

          The Board of Directors has determined that all members of the audit committee are "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not have a relationship that, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

          During the fiscal year ended December 31, 2004, the audit committee met on two occasions. The meetings were attended by 100% of the committee members.

          Karl Reimers, a member of the audit committee, qualifies as an audit committee financial expert within the meeting of Item 401(e)(2) of regulation SB. The audit committee does not have a member that qualifies as a financial expert because the Company has lacked the resources necessary to attracted the services of such a highly qualified person.

          The committee is responsible for accounting and internal control matters. The audit committee:
-	reviews with management, the internal auditors and the independent auditors, policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent accountants, controller or internal auditor whenever a special situation arises.

          Our board of directors has not adopted a written charter for the audit committee, but plans to adopt one before the end of the current fiscal year.

Audit Committee Report

          The audit committee of the board of directors has:

          1.         reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2004 with management and representatives of Hein & Associates LLP.

          2.         discussed with Hein & Associates LLP the matters required to be discussed by SAS 61, as modified or supplemented; and

          3.         received the written disclosures and letter from Hein & Associates LLP required by Independence Standards Board Standard No. 1 and discussed Hein & Associates LLP independence with representatives of Hein & Associates LLP.

        Based on the review and discussions referred to above, the audit committee recommends to the board of directors that the audited financial statements for the fiscal year ended December 31, 2004, be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

By: The Audit Committee

Compensation Advisory Committee

The compensation advisory committee is currently composed of the following directors:

Dan Robinson. Chairman
Karl W. Reimers
Mel Slater

The compensation advisory committee:
-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;

-	determines equity compensation for all employees;

-	reviews and approves the cash compensation and bonus objectives for the executive officers; and

-	reviews various matters relating to employee compensation and benefits.

The compensation advisory committee did not hold any formal meetings during the year ended December 31, 2004.

          Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

Nominaing Committee

         The following directors are members of the nominating committee:

Ray Reaves, Chairman
Mel Slater
Roger Bryant

        The board has not adopted a charter to govern the director nomination process.

        The Nominating Committee is responsible for recommending a slate of directors for the Company's annual meeting of shareholders.

        The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation. The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Ray Reaves, President, at the Company's principal executive offices located in Cedar Park, Texas and provide to Mr. Reaves, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation SB, and a statement of the reasons why the security holder is making the recommendation. The Company must receive such recommendation before August 31, 2006.

        The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

Shareholder Communications

        Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Laith Nosh, President, at the principal executive offices of the Company. The board of directors will consider any such written communication at its next regularly scheduled meeting.

        c.     Code of Ethics

        Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees subsequent to fiscal year ended December 31, 2004. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such request should be made in writing and addressed to Investor Relations, FieldPoint Petroleum Corporation, 1703 Edelweiss Drive, Cedar Park, TX 78613.

Executive Compensation:

          The following table sets forth the cash compensation received by the Company's Chief Executive Officer during the fiscal years ended December 31, 2004, 2003, and 2002, as well as aggregate options granted for each fiscal year.

Summary Compensation Table
Annual Compensation

				Securities
				Underlying
Name and Principal Position	Year	Salary ($)	Bonus($)	Options (#)

Ray D. Reaves	2004	132,000	0	200,000
Chairman, President and	2003	120,000	30,000	400,000
Chief Executive Officer	2002	120,000	--	--

Option Grants in Last Fiscal Year

          The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2004 to the Company's President.
Name	Options Granted #	% of Total Options Granted to Employees	Exercise Price	Expiration
Ray D. Reaves	200,000	33%	$.65	December 31, 2006

Aggregated Option Exercises And Fiscal Year-End Option Values

          The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 2004 by the Company's President, and the fiscal year-end value of unexercised options held by the President.

Name	Shares Acquired on Exercise #	Value Realized ($)	Number of Unexercised Options at FY-End Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options Exercisable/ Unexercisable

Ray D. Reaves	0	0	200,000	0

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Hein & Associates LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2005. Hein & Associates LLP has been the Company's accountants for the years ended December 31, 2004, 2003 and 2002 as well. It is not expected that a member of Hein & Associates LLP will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Colorado, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for fiscal years ended December 31, 2004 and 2003 by Hein & Associates LLP:
*	Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements;

*	Financial information systems design and implementation; and

*	All other services:

	2004	2003
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$35,700	$26,200

Audit-related fees - related to the performance of audit or review of financial statements not reported under "audit fees" above	0	0

Tax fees - tax compliance, tax advice and tax planning	8,550	0

All other fees - services provided by our principal accountants other than those identified above	4,608	6,500

Total fees paid or accrued to our principal accountants	$48,858	$32,700

        Neither the Board of Directors nor the Audit Committee of the Board of Directors has considered whether the provision of the services covered by the caption "Financial Information System Design and Implementation" or "Other" in the above table is compatible with Hein & Associates LLP's independence.

        Votes Required.

        Ratification of the selection of Hein & Associates LLP to serve as auditors for the fiscal year ending December 31, 2005 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

          Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than February 10, 2006, and must conform to applicable Securities and Exchange Commission rules and regulations.

OTHER MATTERS

          The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

          The Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2004, including audited financial statements, is enclosed herewith. The Annual Report to Shareholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company's Form 10KSB.

FIELDPOINT PETROLEUM CORPORATION

PROXY SOLICITED ON BEHALF OF THE COMPANY

          The undersigned hereby constitutes and appoints Ray Reaves with full power of substitution the true and lawful attorney and proxy of the undersigned to attend the Annual Meeting of the Shareholders of FieldPoint Petroleum Corporation (the "Company") to be held at 4207 River Place Blvd., Austin, Texas 78730 on Friday, October 21, 2005 at 11:00 a.m., Central daylight savings time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

(1)	FOR _______________	WITHHOLD AUTHORITY _____________

To elect all of the nominees listed below:

Ray D. Reaves, Mel Slater, Roger D. Bryant, Dan Robinson & Karl Reimer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

_____________________________________________________________
(2)	FOR __________	AGAINST __________	ABSTAIN ___________

To ratify our selection of our independent public accountants

(3)	FOR __________	AGAINST __________	ABSTAIN ___________

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.
Date _______________________________________, 2005

_______________________________________________ Name (please type or print)

_______________________________________________ Signature

_______________________________________________ Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.